BLACKROCK FUNDS II
BlackRock 20/80 Target Allocation Fund
BlackRock 40/60 Target Allocation Fund
BlackRock 60/40 Target Allocation Fund
BlackRock 80/20 Target Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 23, 2017 to the
Prospectuses and Statement of Additional Information (“SAI”), each dated January 27, 2017, as supplemented to date

Each Fund currently operates as a diversified fund under the Investment Company Act of 1940, as amended. Accordingly, effective immediately, the following changes are made to each Fund’s Prospectuses and SAI, as applicable:

The last paragraph in the section of each Prospectus entitled “Fund Overview — Key Facts About [the Fund] — Principal Investment Strategies of the Fund” is deleted in its entirety.

The section of each Prospectus entitled “Fund Overview — Key Facts About [the Fund] — Principal Risks of Investing in the Fund” is amended to delete “Non-Diversification Risk.”

The seventh paragraph in the section of each Prospectus entitled “Details About the Funds — How Each Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:

See “Description of Underlying Funds” for a complete list of the underlying funds, their classification into equity, fixed-income or multi-asset funds and a brief description of their investment goals and primary investment strategies.

The last paragraph in the section of each Prospectus entitled “Details About the Funds — How Each Fund Invests — 20/80 Fund — Principal Investment Strategies” is deleted in its entirety.

The last paragraph in the section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — 40/60 Fund — Principal Investment Strategies” is deleted in its entirety.

The last paragraph in the section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — 60/40 Fund — Principal Investment Strategies” is deleted in its entirety.

The last paragraph in the section of the Prospectus entitled “Details About the Funds — How Each Fund Invests — 80/20 Fund — Principal Investment Strategies” is deleted in its entirety.

The section of each Prospectus entitled “Details About the Funds — Investment Risks — Principal Risks of Investing in the Funds and the Underlying Funds” is amended to delete “Non-Diversification Risk.”

The following is added as the last paragraph of the section of the SAI entitled “Investment Restrictions”:

Each Fund is currently classified as a diversified fund under the Investment Company Act. This means that each Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.

The second sentence of the first paragraph in the section of the SAI entitled “Additional Information” is deleted in its entirety.

Shareholders should retain this Supplement for future reference.

PRSAI-TA-1017SUP